  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2019

cbdMD, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	001-38299	47-3414576
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road, Suite 450, Charlotte, NC 28211
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-5800 not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	YCBD	NYSE American

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2019, cbdMD, Inc. (“cbdMD” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc., as representative of the underwriters (the “Representative”), pursuant to which the Company agreed to sell to the underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 2,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), at an Offering price of $6.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Representative a 45-day option to purchase up to an additional 300,000 shares of Common Stock to cover over-allotments, if any.

The net proceeds to the Company from the Offering are expected to be approximately $10.9 million before the over-allotment option, after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The transactions contemplated by the Underwriting Agreement are expected to close on May 15, 2019.

The Offering was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-228773) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the preliminary prospectus supplement dated May 13, 2019 (the “Preliminary Prospectus Supplement”) and the final prospectus supplement dated May 13, 2019 (the “Final Prospectus Supplement”). The legal opinion and consent of Pearlman Law Group LLP addressing the validity of the Company’s securities sold in the Offering is filed as Exhibit 5.1 hereto and is incorporated into the Registration Statement, and the legal opinion and consent of the Law Offices of Jason H. Scott related to certain matters under North Carolina law is filed as Exhibit 5.2 hereto and is incorporated by reference into the Registration Statement.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The underwriters will receive discounts and commissions of 7.75% of the gross cash proceeds received by the Company from the sale of the shares of Common Stock in the Offering. The Company will issue the Representative a warrant (the “Representative’s Warrant”) to purchase 60,000 shares of Common Stock (equal to 3% of the shares of Common Stock sold in the Offering excluding the over-allotment option) exercisable at $7.50 per share, and reimburse it up to $80,000 for its out of pocket expenses, which includes fees of counsel to the Representative, subject to compliance with FINRA Rule 5110(f)(2)(D). The Company estimates the total expenses of this Offering, which will be payable by us, excluding the underwriters’ discounts and commissions, will be approximately $130,000. The Company intends to use the net proceeds for general working capital.

The Company’s executive officers, directors and 5% or greater shareholders (collectively, the “Affiliates”) have entered into 90 day Lock-Up Agreements with the Representative pursuant to which they have agreed not to sell, transfer, assign or otherwise dispose of the shares of the Company’s Common Stock owned by them, subject to certain exclusions as set forth therein. Joseph Gunnar & Co., LLC, a broker-dealer and member of FINRA (the “FINRA Member”) who participated in the Offering, also entered into a 180 day Lock-Up Agreement with the Representative covering shares of our Common Stock which had been previously issued to it in January 2019 as compensation under the terms of an advisory agreement. The forms of Lock-Up Agreements executed by the Company’s executive officers, directors and 5% or greater shareholders, as well as by Joseph Gunnar & Co., LLC, are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement. Investors should review that document as well as the Registration Statement and Prospectus Supplement for a complete understanding of the terms and conditions associated with the Offering.

The form of Representative’s Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the amount of net proceeds expected from the Offering. The risks and uncertainties involved include various risks detailed in the Company’s SEC filings from time to time.

Item 8.01 Other Events.

On May 10, 2019, the Company issued a press release announcing the launch of the proposed Offering of Common Stock. On May 13, 2019 the Company issued a press release announcing the pricing of the Offering of Common Stock. Copies of the press releases are furnished hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

		Incorporated by Reference			Filed or Furnished
No.	Exhibit Description	Form	Date Filed	Number	Herewith
1.1	Underwriting Agreement dated May 13, 2019 by and between cbdMD, Inc. and ThinkEquity, a Division of Fordham Financial Management, Inc.				Filed
4.1	Form of Representative’s Warrant				Filed
5.1	Opinion of Pearlman Law Group LLP				Filed
5.2	Opinion of the Law Offices of Jason H. Scott				Filed
10.1	Form of Lock-Up Agreement with the Affiliates				Filed
10.2	Form of Lock-Up Agreement with the FINRA Member				Filed
23.1	Consent of Pearlman Law Group LLP (included in Exhibit 5.1)				Filed
23.2	Consent of the Law Offices of Jason H. Scott (included in Exhibit 5.2)				Filed
99.1	Press release dated May 10, 2019				Furnished
99.2	Press release dated May 13, 2019				Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, INC.

Date: May 14, 2019	By:	/s/ Mark S. Elliott
Mark S. Elliott,
Chief Financial Officer and Chief Operating Officer